UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2026

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GLOBAL ASSET MANAGEMENT GROUP, INC.

Wyoming	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Monroe Street, Suite 1505

Rockville, MD 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (240) 398-8319

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01   Completion of Acquisition or Disposition of Assets.

On March 13, 2026, Global Asset Management Group, Inc. (the “Company”) completed the following Share Exchange Agreements (collectively, the “Share Exchange Agreements”), pursuant to which the Company agreed to acquire 100% of the outstanding equity interests of each applicable acquired entity in exchange for shares of the Company’s common stock.

Acquired Asset Portfolio

The transactions provide the Company with a portfolio of specialized assets including:

•	Industrial manufacturing facilities suitable for redevelopment

•	Manufacturing and production infrastructure for health and wellness products

•	Options for future purchase of Illinois cannabis craft grow, infuser and transportation licenses

The Sustainable Properties portfolio includes two industrial real estate assets: a 33,000-square-foot edge data center facility and an 18,000-square-foot manufacturing property.

Strategic Growth Opportunity

The transactions were specifically structured to allow the Company to provide non-plant touching services, such as real estate development, equipment rentals and brand development, to the cannabis industry. Pending future Federal Rescheduling of cannabis products, as part of these transactions the Company has acquired Options to purchase State-licensed cannabis growing and manufacturing licenses. Once Federal restrictions are removed, the Company will be poised to take part in a rapidly expanding industry. The company believes the combination of high-value licenses and purpose-built real estate creates significant long-term value potential for our asset portfolio.

Summaries of the Share Exchange Agreements:

(i) Sustainable Craft Grow #1, LLC Share Exchange Agreement (Exhibit 10.1). The Company entered into a Share Exchange Agreement with Sustainable Craft Grow #1, LLC (“SCG”), pursuant to which the Company agreed to acquire 100 membership units of SCG (representing 100% of the issued and outstanding membership units of SCG) in exchange for 10,666,667 shares of the Company’s common stock issued to the selling member (or its designees) as set forth in the agreement.

(ii) Sustainable Properties, LLC Share Exchange Agreement (Exhibit 10.2). The Company entered into a Share Exchange Agreement with Sustainable Properties, LLC (“SP”), pursuant to which the Company agreed to acquire 1,000,000 membership units of SP (representing 100% of the issued and outstanding membership units of SP) in exchange for an aggregate of 10,000,000 shares of the Company’s common stock issued to the selling members of SP as set forth in the agreement.

(iii) Sustainable Transporter #1, LLC Share Exchange Agreement (Exhibit 10.3). The Company entered into a Share Exchange Agreement with Sustainable Transporter #1, LLC (“ST1”), pursuant to which the Company agreed to acquire 100 membership units of ST1 (representing 100% of the issued and outstanding membership units of ST1) in exchange for 166,667 shares of the Company’s common stock issued to the selling member (or its designees) as set forth in the agreement.

(iv) Sustainable Transporter #2, LLC Share Exchange Agreement (Exhibit 10.4). The Company entered into a Share Exchange Agreement with Sustainable Transporter #2, LLC (“ST2”), pursuant to which the Company agreed to acquire 100 membership units of ST2 (representing 100% of the issued and outstanding membership units of ST2) in exchange for 1,666,667 shares of the Company’s common stock issued to the selling member (or its designees) as set forth in the agreement.

(v) TMD Ventures, LLC Share Exchange Agreement (Exhibit 10.5). The Company entered into a Share Exchange Agreement with TMD Ventures, LLC (“TMD”), pursuant to which the Company agreed to acquire 10,000 membership units of TMD (representing 100% of the issued and outstanding membership units of TMD) in exchange for 13,280,923 shares of the Company’s common stock issued to the selling member (or its designees) as set forth in the agreement.

In each Share Exchange Agreement, the Company’s shares issued are described as duly authorized, validly issued, fully paid and non-assessable, and to have the same rights as the Company’s other outstanding common stock.

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The foregoing summaries of the Share Exchange Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Share Exchange Agreements, which are filed as Exhibits 10.1 through 10.5 to this Current Report on Form 8‑K and incorporated herein by reference.

In addition, certain acquired subsidiaries are parties to the Option Agreements described below, which remain in effect following the closing and relate to the potential transfer of certain Illinois cannabis licenses, subject to applicable regulatory approvals. The Company is providing the disclosure below to describe material terms and conditions of these arrangements in accordance with the requirements of Form 8‑K.

Option Agreements Relating to Illinois Cannabis Licenses:

In connection with the acquired business operations, certain of the entities that the Company acquired in the transactions described above are parties to option agreements relating to certain Illinois cannabis licenses (the “Option Agreements”). The Option Agreements remain in effect following the closing of the acquisitions and, among other things, provide that the applicable option holder may acquire a 100% interest in the applicable license for nominal consideration and a nominal exercise price, subject to required regulatory approvals.  These Option Agreements were entered into prior to the closing and remain in effect following the closing as continuing arrangements of the acquired entities, which are now wholly-owned subsidiaries of the Company.  There is no obligation on the part of the Company to exercise these Options Agreements.

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Sustainable Transporter #1, LLC Option (Transporter License TR00000104). Sustainable Innovations, Inc. (“SI”) and Sustainable Transporter #1, LLC (“ST1”) entered into an option agreement dated February 19, 2026, pursuant to which SI granted ST1 an option to purchase a 100% interest in SI’s Illinois cannabis transporter license TR00000104. The option is supported by nominal consideration ($1.00) and may be exercised for an exercise price of $1.00, is exercisable for ten (10) years following the closing date specified in the option agreement, and provides that the transfer is subject to approval by the Illinois Department of Agriculture. The agreement also includes provisions regarding maintenance of the license and responsibility for transfer/renewal fees.

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Sustainable Transporter #2, LLC Option (Transporter License TR00000105). SI and Sustainable Transporter #2, LLC (“ST2”) entered into an option agreement dated February 19, 2026, pursuant to which SI granted ST2 an option to purchase a 100% interest in SI’s Illinois cannabis transporter license TR00000105. The option is supported by nominal consideration ($1.00) and may be exercised for an exercise price of $1.00, is exercisable for ten (10) years following the closing date specified in the option agreement, and provides that the transfer is subject to approval by the Illinois Department of Agriculture. The agreement also includes provisions regarding maintenance of the license and responsibility for transfer/renewal fees.

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Sustainable Transporter #2, LLC Option (Infuser License IN00000009). SI and ST2 entered into an option agreement dated February 19, 2026, pursuant to which SI granted ST2 an option to purchase a 100% interest in SI’s Illinois cannabis infuser license IN00000009. The option is supported by nominal consideration ($1.00) and may be exercised for an exercise price of $1.00, is exercisable for ten (10) years following the closing date specified in the option agreement, and provides that the transfer is subject to approval by the Illinois Department of Agriculture. The agreement also includes provisions regarding maintenance of the license and responsibility for transfer/renewal fees.

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Sustainable Craft Grow #1, LLC Option (Craft Grow License CG00000095). SI and Sustainable Craft Grow #1, LLC (“SCG”) entered into an option agreement dated February 19, 2026, pursuant to which SI granted SCG an option to purchase a 100% interest in SI’s Illinois cannabis craft grow license CG00000095. The option is supported by nominal consideration ($1.00) and may be exercised for an exercise price of $1.00, is exercisable for ten (10) years following the closing date specified in the option agreement, and provides that the transfer is subject to approval by the Illinois Department of Agriculture. The agreement also includes provisions regarding maintenance of the license and responsibility for transfer/renewal fees.

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Illinois Kindness Four, LLC / Sustainable Craft Grow #1, LLC (Infuser License IN00000044). Illinois Kindness Four, LLC (“IK4”) and Sustainable Craft Grow #1, LLC (“SCG”) are parties to an option agreement dated February 19, 2026 relating to Illinois cannabis infuser license IN00000044. The approval of transfer attached to the option agreement states that IK4 is the owner of license IN00000044 and contemplates a transfer of the license from IK4 to SCG, subject to applicable regulatory approvals.

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The foregoing descriptions of the Option Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Option Agreements.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Share Exchange Agreements described in Item 2.01, the Company issued an aggregate of 35,780,924 shares of its common stock to the applicable sellers (or their designees), consisting of: (i) 10,666,667 shares in connection with the SCG acquisition (Exhibit 10.1), (ii) 10,000,000 shares in connection with the SP acquisition (Exhibit 10.2), (iii) 166,667 shares in connection with the ST1 acquisition (Exhibit 10.3), (iv) 1,666,667 shares in connection with the ST2 acquisition (Exhibit 10.4), and (v) 13,280,923 shares in connection with the TMD acquisition (Exhibit 10.5).

The shares were issued in a transaction not involving a public offering in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder. The shares have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from registration.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Share Exchange Agreement, dated March 9, 2026, by and between Global Asset Management Group, Inc. and Sustainable Craft Grow #1, LLC.

Exhibit 10.2	Share Exchange Agreement, dated March 9, 2026, by and between Global Asset Management Group, Inc. and Sustainable Properties, LLC.

Exhibit 10.3	Share Exchange Agreement, dated March 9, 2026, by and between Global Asset Management Group, Inc. and Sustainable Transporter #1, LLC.

Exhibit 10.4	Share Exchange Agreement, dated March 9, 2026, by and between Global Asset Management Group, Inc. and Sustainable Transporter #2, LLC.

Exhibit 10.5	Share Exchange Agreement, dated March 9, 2026, by and between Global Asset Management Group, Inc. and TMD Ventures, LLC.

Exhibit 104	Inline XBRL for the cover page of this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ASSET MANAGEMENT GROUP, INC.

Dated: March 18, 2026	By:	/s/ John Murray
	Name:	John Murray
	Title:	President

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